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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2006

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                         Diagnostic Products Corporation
             (Exact name of registrant as specified in its charter)

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           California                1-9957                95-2802182
 (State or other jurisdiction of   (Commission           (I.R.S. Employer
 incorporation or organization)    File Number)        Identification No.)


           5210 Pacific Concourse Drive, Los Angeles, California 90045
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (310) 645-8200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On July 26, 2006, Diagnostic Products Corporation (the "Company") issued a press release announcing that plaintiffs in their pending shareholder derivative action, Nicholas Weil, City of Tamarac General Employees' Pension Trust Fund and City of Tamarac Police Officers' Pension Trust Fund, have filed a first amended complaint in the United States District Court of the Central District of California, Case No. CV06-00066DDP. A copy of the Company's press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number     Description of Exhibit
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99.1       Press release issued by Diagnostic Products Corporation on July 26,
           2006.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIAGNOSTIC PRODUCTS CORPORATION


Dated: July 26, 2006                   By:  /s/ James L. Brill
                                            ------------------------------------
                                       Name:  James L. Brill
                                       Title: Vice President, Finance and
                                              Chief Financial Officer